JOHN HANCOCK TRUST
AMENDED AND RESTATED ADVISORY AGREEMENT
     Amended and Restated Advisory Agreement dated September 26, 2008, between John Hancock Trust, a Massachusetts business trust (the “Fund” or the “Trust”) and John Hancock Investment Management Services, LLC, a Delaware limited liability company (the “Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:
1. APPOINTMENT OF ADVISER
The Trust hereby appoints the Adviser, subject to the supervision of the Trustees of the Trust and the terms of this Agreement, as the investment adviser for each of the portfolios of the Trust specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Trust from time to time (the “Portfolios”). The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. The Adviser will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Trust and the Adviser.
2. DUTIES OF THE ADVISER
a.	Subject to the general supervision of the Trustees of the Trust and the terms of this Agreement, the Adviser will at its own expense, except as noted below, select and contract with investment subadvisers (“Subadvisers”) to manage the investments and determine the composition of the assets of the Portfolios; provided, that any contract with a Subadviser (the “Subadvisory Agreement”) shall be in compliance with and approved as required by the Investment Company Act of 1940, as amended (“Investment Company Act”), except for such exemptions therefrom as may be granted to the Trust or the Adviser. Subject always to the direction and control of the Trustees of the Trust, the Adviser will monitor compliance of each Subadviser with the investment objectives and related investment policies, as set forth in the Trust’s registration statement with the Securities and Exchange Commission, of any Portfolio or Portfolios under the management of such Subadviser, and review and report to the Trustees of the Trust on the performance of such Subadviser.

b.	The Adviser will furnish to the Trust the following:
i. Office and Other Facilities. — The Adviser shall furnish to the Trust office space in the offices of the Adviser or in such other place as may be agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment;
ii. Trustees and Officers. — The Adviser agrees to permit individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed ) as Trustees or President of the Trust, without remuneration from or other cost to the Trust.
iii. Reports to Trust. The Adviser shall furnish to, or place at the disposal of, the Trust such information, reports, valuations, analyses and opinions as the Trust may, at any time or from time to time, reasonably request or as the Adviser may deem helpful to the Trust, provided that the expenses associated with any such materials furnished by the Adviser at the request of the Trust shall be borne by the Trust.
c.	In addition to negotiating and contracting with Subadvisers as set forth in section (2) (a) of this Agreement and providing facilities, personnel and services as set forth in section (2)(b), the Adviser will pay:
i. the cost of any advertising or sales literature relating solely to the Trust;
ii. the cost of printing and mailing prospectuses to persons other than current holders of Trust shares or holders of variable contracts funded by Trust shares; and

iii. the compensation of the President and Trustees of the Trust who are also directors, officers or employees of the Adviser or its affiliates.
d.	i. For purposes of section 2 (d) , the following definitions shall apply:
(A)“Expenses” means all the expenses of a Portfolio excluding: (i) taxes, (ii) portfolio brokerage commissions, (iii) interest, (iv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business, and (v) any advisory fees.
(B)“Expense Limit” means the percent, specified in Appendix B to this Agreement, of a portfolio’s average daily net assets on an annualized basis.
ii.	The Adviser agrees to reduce its advisory fee for a Portfolio of the Trust in an amount equal to the amount by which the Expenses of such Portfolio exceed the Expense Limit set forth in Appendix B and, if necessary, to remit to that Portfolio an amount necessary to ensure that such expenses do not exceed that Expense Limit. The expense limit contained in this paragraph 2(d) shall continue in effect until terminated by the Adviser upon notice to the Trust. Any termination of the expense limit shall be effective only as to expenses accruing after the date of such termination.
e.	With respect to any one or more of the Portfolios, the Adviser may elect to manage the investments and determine the composition of the assets of the Portfolios, subject to the approval of the Trustees of the Trust. In the event of such election, the Adviser, subject always to the direction and control of the Trustees of the Trust, will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Trust’s registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Adviser:
i.	will obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

ii.	will formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust’s registration statement, as amended;

iii.	will take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

iv.	will regularly report to the Trustees of the Trust with respect to the implementation of these investment programs;

v.	will provide assistance to the Trust’s Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available;

vi.	will furnish, at its expense, (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services);

vii.	will select brokers and dealers to effect all transactions subject to the following conditions: the Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable; the Adviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust’s registration statement as amended; the Adviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the

Adviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to accounts managed by the Adviser; and the Adviser may use for the benefit of its other clients, or make available to companies affiliated with the Adviser for the benefit of such companies or their clients, any such brokerage and research services that the Adviser obtains from brokers or dealers;

viii.	to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, on occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Adviser, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients;

ix.	will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and the rules thereunder;

x.	will vote all proxies received in connection with securities held by the Portfolios; and

xi.	as required by Rule 17a-10 under the Investment Company Act, is prohibited from consulting with subadvisers to other Portfolios or to portfolios under common control with any Portfolio concerning transactions for a Portfolio in securities or other assets.
3. EXPENSES ASSUMED BY THE TRUST
The Trust will pay all expenses of its organization, operations and business not specifically assumed or agreed to be paid by the Adviser, as provided in this Agreement, or by a Subadviser, as provided in a Subadvisory Agreement. Without limiting the generality of the foregoing, in addition to certain expenses described in section 2 above, the Trust shall pay or arrange for the payment of the following:
a.	Edgarization, Printing and Mailing. Costs of edgarization, printing and mailing (i) all registration statements (including all amendments thereto) and prospectuses/statements of additional information (including all supplements thereto), all annual, semiannual and periodic reports to shareholders of the Trust (including holders of variable contracts funded by Trust shares), regulatory authorities or others, (ii) all notices and proxy solicitation materials furnished to shareholders of the Trust (including holders of variable contracts funded by Trust shares) or regulatory authorities and (iii) all tax returns;

b.	Compensation of Officers and Trustees. Compensation of the officers and Trustees of the Trust (other than persons serving as President or Trustee of the Trust who are also directors, officers or employees of the Adviser or its affiliates);

c.	Registration and Filing Fees. Registration, filing and other fees in connection with requirements of regulatory authorities, including, without limitation, all fees and expenses of registering and maintaining the registration of the Trust under the Investment Company Act and the registration of the Trust’s shares under the Securities Act of 1933, as amended;

d.	Custodial Services. The charges and expenses of the custodian appointed by the Trust for custodial services;

e.	Accounting Fees. the charges and expenses of the independent accountants retained by the Trust;

f.	Transfer, Bookkeeping and Dividend Disbursing Agents. The charges and expenses of any transfer, bookkeeping and dividend disbursing agents appointed by the Trust;

g.	Commissions. Broker’s commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party;

h.	Taxes. Taxes and corporate fees payable by the Trust to federal, state or other governmental agencies and the expenses incurred in the preparation of all tax returns;

i.	Stock Certificates. The cost of stock certificates, if any, representing shares of the Trust;

j.	Legal Services. Legal services and expenses in connection with the affairs of the Trust, including registering and qualifying its shares with regulatory authorities;

k.	Membership Dues. Association membership dues;

1.	Insurance Premiums. Insurance premiums for fidelity, errors and omissions, directors and officers and other coverage;

m.	Shareholder and Trustee Meetings. Expenses of shareholders and Trustee meetings;

n.	Pricing. Pricing of the Trust Portfolios and shares, including the cost of any equipment or services used for obtaining price quotations and valuing Trust portfolio investments;

o.	Interest. interest on borrowings;

p.	Communication Equipment. All charges for equipment or services used for communication between the Adviser or the Trust and the custodian, transfer agent or any other agent selected by the Trust; and

q.	Nonrecurring and Extraordinary Expense. Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Trust is, or is threatened to be made, a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its Trustees, officers, agents and shareholders.
4. COMPENSATION OF ADVISER
Subject to the provisions of section 2(d) of this Agreement, the Trust will pay the Adviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.
5. NON-EXCLUSIVITY
The services of the Adviser to the Trust are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation, including other investment companies.
6. SUPPLEMENTAL ARRANGEMENTS
The Adviser may enter into arrangements with other persons affiliated with the Adviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Adviser.

7. CONFLICTS OF INTEREST
It is understood that Trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser as directors, officers, stockholders, or otherwise; that directors, officers, agents and stockholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; that the Adviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Articles of Incorporation of the Adviser, respectively, or by specific provision of applicable law.
8. REGULATION
The Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.
9. DURATION AND TERMINATION OF AGREEMENT
This Agreement shall become effective on the later of: (i) its execution and (ii) the date of the meeting of the shareholders of the Trust, at which meeting this Agreement is approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Portfolios. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the Portfolios of the Trust.
If the shareholders of a series of shares of any Portfolio fail to approve the Agreement or any continuance of the Agreement, the Adviser will continue to act as investment adviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Adviser or a different adviser or other definitive action; provided, that the compensation received by the Adviser in respect of such Portfolio during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Portfolio or the amount it would have received under the Agreement in respect of such Portfolio, whichever is less.
This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of the series of shares of such Portfolio, on sixty days’ written notice to the Adviser, or by the Adviser on sixty days’ written notice to the Trust. This Agreement will automatically terminate, without payment of any penalty, in the event if its assignment (as defined in the Investment Company Act).
10. PROVISION OF CERTAIN INFORMATION BY ADVISER
The Adviser will promptly notify the Trust in writing of the occurrence of any of the following events:
a.	the Adviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b.	the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c.	the chief executive officer or controlling stockholder of the Adviser or the portfolio manager of any Portfolio changes.
11. AMENDMENTS TO THE AGREEMENT
This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of each of the Portfolios affected by the amendment and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series of shares of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the Portfolios of the Trust.
12. ENTIRE AGREEMENT
This Agreement contains the entire understanding and agreement of the parties.
13. HEADINGS
The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.
14. NOTICES
All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this section.
15. SEVERABILITY
Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.
16. GOVERNING LAW
The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.
17. LIMITATION OF LIABILITY
The Declaration of Trust establishing the Trust, dated September 29, 1988, a copy of which, together with all amendments thereto (the “Declaration”) , is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name “Manufacturers Investment Trust” refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of the Trust or any Portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

18. LIABILITY OF THE ADVISER
In the absence of (a) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (b) reckless disregard by the Adviser of its obligations and duties hereunder, or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), neither the Adviser nor any of its directors, officers or employees shall be subject to any liability whatsoever to the Trust, or to any shareholder for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of a Portfolio.
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

John Hancock Trust
By:	/s/Keith F. Hartstein
Keith F. Hartstein
President

John Hancock Investment Management Services, LLC
By:	/s/Bruce R. Speca
Bruce R. Speca
Executive Vice President

APPENDIX A
ADVISORY FEE SCHEDULE
     The Adviser shall serve as investment adviser for each Portfolio of the Trust listed below. The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the “Adviser Fee”).
     The term Aggregate Net Assets in the chart below includes the net assets of a Portfolio of the Trust. It also includes with respect to certain Portfolios as indicated in the chart the net assets of one or more other portfolios, but in each case only for the period during which the subadviser for the Portfolio also serves as the subadviser for the other portfolio(s) and only with respect to the net assets of such other portfolio(s) that are managed by the subadviser.
     For purposes of determining Aggregate Net Assets and calculating the Adviser Fee, the net assets of the Portfolio and each other fund of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.
     The Adviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the “Applicable Annual Fee Rate”). The Adviser Fee for each Portfolio shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. Fees shall be paid either by wire transfer or check, as directed by the Adviser.
     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date of such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Advisory Fee Schedules

Aggregate Net Assets Include the
Net Assets of the following funds in
Trust Portfolio	addition to the Trust Portfolio	Advisory Fee of the Trust Portfolio-
500 Index Trust	Index 500 Fund	0.470% — first $500 million; and 0.460% — excess over $500 million.
(Aggregate Net Assets include the net assets of the Index 500 Fund, a series of JHF II, and the 500 Index Trust, a series of JHT.)

500 Index Trust B		0.470% — first $500 million; and 0.460% — excess over $500 million.
(Aggregate Net Assets include only the net assets of the Index 500 Trust B.)

Absolute Return Trust	Absolute Return Fund (JHF II)	See below

Active Bond Trust	Active Bond Fund (JHF II)	0.600% — at all asset levels.

All Cap Core Trust	All Cap Core Fund (JHF II)	0.800% — first $500 million; and 0.750% — excess over $500 million.

All Cap Growth Trust	All Cap Growth Fund (JHF II)	0.850% — first $500 million; 0.825% — between $500 million and $1 billion; and 0.800% — excess over $1 billion.

All Cap Value Trust	All Cap Value Fund (JHF II)	0.850% — first $250 million; 0.800% — next $250 million; and 0.750% — excess over $500 million.

Alpha Opportunities Trust	Alpha Opportunities Fund (JHF II)	1.025% — first $250 million; 1.00%— next $250 million; and 0.975% — excess over $500 million.

American Fundamental Holdings Trust	See Next Column	0.050% — first $500 million and 0.040% — excess over $500 million.
(Aggregate Net Assets include the net assets of the American Fundamental Holdings Trust, the American Global Diversification Trust and the American Diversified Growth & Income Trust, each a series of JHT and the American Fundamental Holdings Fund, American Global Diversification Fund and American Diversified Growth &Income Fund, each a series of John Hancock Funds II)

American Global Diversification Trust	See Next Column	0.050% — first $500 million and 0.040% — excess over $500 million.
(Aggregate Net Assets include the net assets of the American Fundamental Holdings Trust, the American Global Diversification Trust and the American Diversified Growth & Income Trust, each a series of JHT and the American Fundamental Holdings Fund, American Global Diversification Fund and American Diversified Growth &Income Fund, each a series of John Hancock Funds II)

Aggregate Net Assets Include the
Net Assets of the following funds in
Trust Portfolio	addition to the Trust Portfolio	Advisory Fee of the Trust Portfolio-
American Diversified Growth & Income Trust	See Next Column	0.050% — first $500 million and 0.040% — excess over $500 million.
(Aggregate Net Assets include the net assets of the American Fundamental Holdings Trust, the American Global Diversification Trust and the American Diversified Growth & Income Trust, each a series of JHT and the American Fundamental Holdings Fund, American Global Diversification Fund and American Diversified Growth &Income Fund, each a series of John Hancock Funds II)

Blue Chip Growth Trust	Blue Chip Growth Fund (JHF II)	0.825% — first $1 billion; and 0.800% — excess over $1 billion.

Total Bond Market Trust A	N/A	0.470% — all asset levels.
(Aggregate Net Assets include only the net assets of the Bond Index Trust A.)

Total Bond Market Trust B	N/A	0.470% — all asset levels
(Aggregate Net Assets include only the net assets of the Bond Index Trust B.)

Capital Appreciation Trust	Capital Appreciation Fund (JHF II)	0.850% — first $300 million; 0.800% — between $300 million and $500 million; 0.700% — between $500 million and $1 billion; and 0.670% — excess over $1 billion.

Capital Appreciation Value Trust	NA	See Below

Classic Value Trust	Classic Value Fund (JHF II)	0.790% — first $2.5 billion 0.780% — excess over $2.5 billion

Core Allocation Plus Trust	Global Asset Allocation Fund (JHF II)	0.915% -— first $500 million; and 0.865% -— excess over $500 million

Core Bond Trust	Core Bond Fund (JHF II)	0.690% — first $200 million; 0.640% — next $200 million; and 0.570% — excess over $400 million.

Core Equity Trust	Core Equity Fund (JHF II)	0.850% — first $350 million; and 0.750% — excess over $350 million.

Disciplined Diversification Trust	NA	0.800% — first $100 million; 0.700% — next $900 million; and 0.650% — excess over $1 billion

Dynamic Growth Trust	Dynamic Growth Fund (JHF II)	0.900% — first $250 million; 0.850% — next $250 million; 0.825% — next $250 million; and 0.800% — excess over $1 billion.

Emerging Growth Trust (4)	Emerging Growth Fund (JHF II)	0.800% — at all asset levels.

Emerging Markets Value Trust	Emerging Markets Value Fund (JHF II)	1.00% — first $100 million; and 0.950% — excess over $100 million.

Aggregate Net Assets Include the
Net Assets of the following funds in
Trust Portfolio	addition to the Trust Portfolio	Advisory Fee of the Trust Portfolio-
Emerging Small Company Trust	Emerging Small Company Fund (JHF II) (4)	0.970% — first $500 million; and 0.900% — excess over $500 million.

Equity-Income Trust (11)	Equity-Income Fund (JHF II) (7)	0.825% — first $1 billion; and 0.800% — excess over $1 billion.

Financial Services Trust	Financial Services Fund (JHF II)	0.850% — first $50 million; 0.800% — next $450 million; and 0.750% — excess over $500 million.

Floating Rate Income Trust	Floating Rate Income Fund (JHF II)	0.700% — first $1.1 billion; 0.675% — next $0.90 billion; and 0.650% — excess over $2 billion.

Franklin Templeton Founding Allocation Trust	N/A	See below

Fundamental Value Trust	Fundamental Value Fund (JHF II)	0.850% — first $50 million; 0.800% — next $450 million; and 0.750% — excess over $500 million.

Global Allocation Trust	Global Allocation Fund (JHF II)	0.850% — first $500 million; and 0.800% — excess over $500 million.

Global Bond Trust	Global Bond Fund (JHF II)	0.700% — at all asset levels.

Global Real Estate Trust	Global Real Estate Fund (JHF II)	0.950% — first $500 million; 0.925% — next $250 million; and 0.900% — excess over $750 million.

Global Trust (4) (6)	Global Fund (JHF II)	0.850% — first $1 billion; and 0.800% — excess over $1 billion.
	Global Fund (JHF III)	(Aggregate Net Assets include the net assets of the Global Trust, a series of JHT, the Global Fund, a series of JFH II, the International Value Fund, a series of JHF II and the International Value Trust, a series of JHT.)

Growth Equity Trust	Rainer Growth Fund (JHF III)	0.750% — first 3 billion; 0.725% — next $3 billion; and 0.700% — excess over $6 billion.

Growth & Income Trust	Not Applicable	0.675% — at all asset levels.

Growth Opportunities Trust	Growth Opportunities Fund (JHF II)	0.800% — first $500 million; 0.780% — next $500 million; 0.770% — next $1.5 billion; and 0.760% — excess over $2.5 billion.
	Growth Opportunities Fund (JHF III)	(Aggregate Net Assets include the net assets of Growth Opportunities Fund, a series of JHF II, the Growth Opportunities Trust, a series of JHT, and the Growth Opportunities Fund, a series of JHF III.)

Growth Trust	Growth Fund (JHF II)	0.800% — first $500 million; 0.780% — next $500 million; 0.770% — next $1.5 billion; and 0.760% — excess over $2.5 billion.
	Growth Fund (JHF III)	(Aggregate Net Assets include the net assets of the Growth Fund, a series of JHF II, the Growth Trust, a series of JHT, and the Growth Fund, a series of JHF III.)

Aggregate Net Assets Include the
Net Assets of the following funds in
Trust Portfolio	addition to the Trust Portfolio	Advisory Fee of the Trust Portfolio-
Health Sciences Trust	Health Sciences Fund (JHF II)	1.050% — first $500 million; and 1.000% — excess over $500 million.

High Income Trust	High Income Fund (JHF II)	0.725% — first $150 million; 0.675% — between $150 million and $500 million; 0.650% — between $500 million and $2.5 billion; and 0.600% — excess over $2.5 billion.

High Yield Trust	High Yield Fund (JHF II)	0.700% — first $500 million; and 0.650% — excess over $500 million.

Index Allocation Trust	NA	See below

Income & Value Trust	N/A	0.800% — first $500 million; and 0.750% — excess over $500 million

Income Trust	Income Fund (JHF II)	1.075% — first $50 million; 0.915% — between $50 million and $200 million; 0.825% — between $200 million and $500 million; and 0.800% — excess over $500 million.
(Aggregate Net Assets include the net assets of the Income Fund, a series of JHF II, the Income Trust, a series of JHT, the International Value Fund, a series of JHF II, the International Value Trust, a series of JHT, the International Small Cap Trust, a series of JHT, the International Small Cap Fund, a series of JHF II, the Global Trust, a series of JHT, the Global Fund, a series of JHF II, the Mutual Shares Trust, a series of JHT and the Mutula Shares Fund, a series of JHF II.)

Index Allocation Trust	N/A	See below

International Core Trust	International Core Fund (JHF II)	0.92% — first $100 million; 0.895% — next $900 million, and 0.88% — excess over $1 billion.

	International Core Fund (JHF III)	(Aggregate Net Assets include the net assets of the International Core Trust, a series of JHT, the International Core Fund, a series of JHF II, and the International Core Fund, a series of JHF III.)

International Equity Index Trust A	International Equity Index Fund (JHF II)	0.550% — first $100 million; and 0.530% — excess over $100 million.
(Aggregate Net Assets include the net assets of the International Equity Index Trust A, a series of JHT, and the International Equity Index Fund, a series of JHF II).

International Equity Index Trust B (8)	See International Equity Index Trust A above for comparable funds	0.550% — first $100 million; and 0.530% — excess over $100 million.
(Aggregate Net Assets include the net assets of only the International Equity Index Trust B, a series of JHT.)

Aggregate Net Assets Include the
Net Assets of the following funds in
Trust Portfolio	addition to the Trust Portfolio	Advisory Fee of the Trust Portfolio-
International Growth Trust	International Growth Fund (JHF III)	0.920% — first $100 million; 0.895% — next $900 million; and 0.880% — excess over $1 billion.
(Aggregate Net Assets include the net assets of the International Growth Trust, a series of JHT, and the International Growth Fund, a series of JHF III.)

International Opportunities Trust	International Opportunities Fund (JHF II)	0.900% — first $750 million; 0.850% — between $750 million and $1.5 billion; and 0.800% — excess over $1.5 billion.

International Small Cap Trust	International Small Cap Fund (JHF II)	1.050% — first $200 million; 0.950% — next $300 million; and 0.850% — excess over $500 million.

International Small Company Trust	International Small Company Fund (JHF II)	1.000% — first $100 million; and 0.950% — excess over $100 million.

International Value Trust	International Value Fund (JHF II)	0.950% — first $200 million; 0.850% — next $300 million; and 0.800% — excess over $500 million.
(Aggregate Net Assets include the net assets of the International Value Trust, a series of JHT, the International Value Fund, a series of JHF II, the Global Fund, a series of JHF II and the Global Trust, a series of JHT.)

Intrinsic Value Trust	Intrinsic Value Fund (JHF III)	0.780% — first $500 million; 0.760% — next $500 million; 0.750% — next $1.5 billion; and 0.740% — excess over $2.5 billion.
(Aggregate Net Assets include the net assets of the Intrinsic Value Trust, a series of JHT, and the Intrinsic Value Fund, a series of JHF III.)

Investment Quality Bond Trust	Investment Quality Bond Fund (JHF II)	0.600% — first $500 million; and 0.550% — excess over $500 million.

Large Cap Trust	Large Cap Fund (JHF II)	0.780% — first $250 million; 0.730% — next $250 million; 0.680% — next $250 million; and 0.650% — excess over $750 million.

Large Cap Value Trust	Large Cap Value Fund (JHF II)	0.825% — first $500 million; 0.800% — next $500 million; 0.775% — next $500 million; 0.720% — next $500 million; and 0.700% — excess over $2 billion

Lifecycle Trusts	Lifecycle Portfolios (JHF II)	See below

Lifestyle Aggressive Trust	Lifestyle Aggressive Portfolio (JHF II)	See below

Lifestyle Balanced Trust	Lifestyle Balanced Portfolio (JHF II)	See below

Lifestyle Conservative Trust	Lifestyle Conservative Portfolio (JHF II)	See below

Aggregate Net Assets Include the
Net Assets of the following funds in
Trust Portfolio	addition to the Trust Portfolio	Advisory Fee of the Trust Portfolio-
Lifestyle Growth Trust	Lifestyle Growth Portfolio (JHF II)	See below

Lifestyle Moderate Trust	Lifestyle Moderate Portfolio (JHF II)	See below

Managed Trust	Managed Fund (JHF II)	0.690% — at all asset levels.

Mid Cap Index Trust	Mid Cap Index Fund (JHF II)	0.490% — first $250 million; 0.480% — next $250 million; and 0.460% — excess over $500 million.

Mid Cap Intersection Trust	Mid Cap Intersection Fund (JHF II)	0.875% — first $500 million; 0.850% — excess over $500 million.

Mid Cap Stock Trust	Mid Cap Stock Fund (JHF II)	0.875% — first $200 million; 0.850% — next $300 million; and 0.825% — excess over $500 million.

Mid Cap Value Equity Trust	Mid Cap Value Equity Fund (JHF II)	0.875% — first $250 million; and 0.850% — next $250 million; 0.825% — next $500 million; and 0.800% — excess over $1 billion.

Mid Cap Value Trust	Mid Cap Value Fund (JHF II)	0.900% — first $200 million; 0.850% — next $300 million; and 0.825% — excess over $500 million.

Mid Value Trust	N/A	1.050% — first $50 million; and 0.950% — excess over $50 million.

Money Market Trust	Money Market Fund (JHF II)	0.500% — first $500 million; and 0.470% — excess over $500 million.

Money Market Trust B	N/A	0.500% — first $500 million; and 0.470% — excess over $500 million.
(Aggregate Net Assets include the net assets of the Money Market Trust B.)

Mutual Shares Trust	Mutual Shares Fund(JHF II)	0.960% — at all asset levels.

Natural Resources Trust	Natural Resources Fund (JHF II)	1.050% — first $50 million; and 1.000% — excess over $50 million.

Overseas Equity Trust	N/A	0.990% — first $500 million; and 0.850% — excess over $500 million.

Pacific Rim Trust	Pacific Rim Fund (JHF II)	0.800% — first $500 million; and 0.700% — excess over $500 million.

Optimized All Cap Trust	Quantitative All Cap Fund (JHF II)	0.675% — first $2.50 billion; and 0.650% — excess over $2.50 billion.

Quantitative Mid Cap Trust	Quantitative Mid Cap Fund (JHF II)	0.750% — first $200 million; and 0.650% — excess over $200 million.

Optimized Value Trust	Quantitative Value Fund (JHF II)	0.700% — first $500 million; 0.650% — next $500 million; and 0.600% — excess over $1 billion.

Aggregate Net Assets Include the
Net Assets of the following funds in
Trust Portfolio	addition to the Trust Portfolio	Advisory Fee of the Trust Portfolio-
Real Estate Equity Trust	Real Estate Equity Fund (JHF II) (7)	0.875% — first $250 million; 0.850% — next $250 million; and 0.825% — excess over $500 million.

Real Estate Securities Trust	Real Estate Securities Fund (JHF II)	0.700% — at all asset levels.

Real Return Bond Trust	Real Return Bond Fund (JHF II)	0.700% — first $1 billion; and 0.650% — excess over $1 billion.

Science & Technology Trust	Science & Technology Fund (JHF II)	1.050% — first $500 million; and 1.000% — excess over $500 million.

Short-Term Bond Trust	Short-Term Bond Fund (JHF II)	0.600% — first $100 million; 0.575% — next $150 million; and 0.550% — excess over $250 million.

Small Cap Growth Trust	Small Cap Growth Fund (JHF II)	1.100% — first $100 million; and 1.050% — excess over $100 million.

Small Cap Index Trust	Small Cap Index Fund (JHF II) (4)	0.490% — first $250 million; 0.480% — next $250 million; and 0.460% — excess over $500 million.

Small Cap Intrinsic Value Trust	N/A	0.900% — first $1 billion; and 0.850% — excess over $1 billion.

Small Cap Opportunities Trust	Small Cap Opportunities Fund (JHF II)	1.000% — first $500 million; 0.950% — next $500 million; 0.900% — next $1 billion; 0.850%— excess over $2 billion;

Small Cap Trust	Small Cap Fund (JHF II)	0.850% — at all asset levels.

Small Cap Value Trust	Small Cap Value Fund (JHF II)	1.100% — first $100 million; and 1.050% — excess over $100 million.

Small Company Growth Trust	Small Company Growth Fund (JHF II)	1.050% — first $250 million; and 1.000% — excess over $250 million.
(Aggregate Net Assets include the net assets of the Small Company Growth Trust. However, the applicable rate is 1.000% of all net assets of the Fund when the aggregate net assets of the following funds exceed $1 billion: the Small Company Growth Trust, a series of JHT, the Small Company Growth Fund, a series of JHF II, the All Cap Growth Fund, a series of JHF II, and the All Cap Growth Trust, a series of JHT.)

Small Company Trust	Small Company Fund (JHF II)	1.050% — first $125 million; and 1.000% — excess over $125 million.

Small Company Value Trust	Small Company Value Fund (JHF II)	1.050% — first $500 million; and 1.000% — excess over $500 million.

Aggregate Net Assets Include the
Net Assets of the following funds in
Trust Portfolio	addition to the Trust Portfolio	Advisory Fee of the Trust Portfolio-
Smaller Company Growth Trust	Smaller Company Growth Fund (JHF II)	1.100% — first $125 million; 1.050%— next $250 million; 1.00%— next $625 million; and

0.950% — excess over $1 billion.

Special Value Trust	Special Value Fund (JHF II)	0.950% — at all asset levels.

Spectrum Income Trust	Spectrum Income Fund (JHF II)	0.800% — first $250 million; and 0.725% — excess over $250 million.

Strategic Bond Trust	Strategic Bond Fund (JHF II)	0.700% — first $500 million; and 0.650% — excess over $500 million.

Strategic Income Trust	Strategic Income Fund (JHF II)	0.725% — first $500 million; and 0.650% — excess over $500 million.

Total Return Trust	Total Return Fund (JHF II)	See below

Total Stock Market Index Trust	Total Stock Market Index Fund (JHF II)	0.490% — first $250 million; 0.480% — next $250 million; and 0.460% — excess over $500 million.

U.S. Core Trust	U.S. Core Fund (JHF III)	0.78% — first $500 million; 0.76% — next $500 million; 0.75% — next $1.5 billion; and 0.74% — excess over $2.5 billion.
(Aggregate Net Assets include the net assets of the U.S. Core Fund, a series of JHF III, the U.S. Core Trust, a series of JHT, that portion of the net assets of the Managed Trust, a series of JHT, that is subadvised by Grantham, Mayo Van Otterloo and Co. LLC, (“GMO”), and that portion of the net assets of the Managed Fund, a series of JHF II, that is managed by GMO.)

U.S. Global Leaders Growth Trust	U.S. Global Leaders Growth Fund (JHF II)	0.7125% — first $500 million; and 0.675% — excess over $500 million.

U.S. Government Securities Trust	U.S. Government Securities Fund (JHF II)	0.620% — first $500 million; and 0.550% — excess over $500 million.

U.S. High Yield Bond Trust	U.S. High Yield Bond Fund (JHF II)	0.750% — first $200 million; and 0.720% — excess over $200 million.

U.S. Large Cap Trust	N/A	0.825% — first $1 billion; 0.725% — next $1 billion; and 0.700% — excess over $2 billion.

U.S. Multi Sector Trust	U.S. Multi Sector Fund (JHF II)	0.780% — first $500 million; 0.760% — next $500 million; 0.750% — next $1.5 billion; and 0.740% — excess over $2.5 billion.

Utilities Trust	Utilities Fund (JHF II)	0.825% — first $600 million; 0.800% — next $300 million; 0.775% — next $600 million; and 0.700% — excess over $1.5 billion.

Value & Restructuring Trust	Value & Restructuring Fund (JHF II)	0.825% — first $500 million; 0.800% — next $500 million; and 0.775% — excess over $1 billion.

Aggregate Net Assets Include the
Net Assets of the following funds in
Trust Portfolio	addition to the Trust Portfolio	Advisory Fee of the Trust Portfolio-
Value Opportunities Trust	Value Opportunities Fund (JHF II)	0.800% — first $500 million; 0.780% — next $500 million; 0.770% — next $1.5 billion; and 0.760% — excess over $2.5 billion.
	Value Opportunities Fund (JHF III)	(Aggregate Net Assets include the net assets of the Value Opportunities Trust, a series of JHT and the Value Opportunities Fund, a series of JHF III.)

Value Trust	Value Fund (JHF II)	0.750% — first $200 million; 0.725% — next $300 million; and 0.650% — excess over $500 million.

Vista Trust	Vista Fund (JHF II)	0.900% — first $200 million; 0.850% — next $200 million; 0.825% — next $600 million; and 0.800% — excess over $1 billion.

Capital Appreciation Value Trust
If net assets are less than $500 million, the following fee schedule shall apply:

	First $250 million of	Excess Over $250 million of
Portfolio	Net Assets	Net Assets
Capital Appreciation Value Trust	0.950%	0.850%
If net assets equal or exceed $500 million but are less than $2 billion, the following fee schedule shall apply:

	First $1 billion of	Excess Over $1 billion of Net
Portfolio	Net Assets	Assets
Capital Appreciation Value Trust	0.850%	0.800%
If net assets equal or exceed $2 billion but are less than $3 billion, the following fee schedule shall apply:

	First $500 million of	Excess Over $500 million of
Portfolio	Net Assets	Net Assets
Capital Appreciation Value Trust	0.850%	0.800%
If net assets equal or exceed $3 billion, the following fee schedule shall apply:

Portfolio	All Asset Levels
Capital Appreciation Value Trust	0.800%

Total Return Trust
     The Adviser shall serve as investment adviser for the Portfolio of the Trust listed below. The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to the Portfolio, the fee computed separately for the Portfolio at an annual rate as follows (the “Adviser Fee”).
Pacific Investment Management Company (“PIMCO”) is the Subadviser to the Portfolio
During the period during which PIMCO is the subadviser to the Portfolio, if Relationship Net Assets* equal or exceed $3 Billion, the following fee schedule shall apply:

	First	Excess Over
	$1 Billion	$1 Billion
	of Total Return	of Total Return
Portfolio	Net Assets**	Net Assets**
Total Return Trust	0.700%	0.675%
If Relationship Net Assets* are less than $3 Billion, the following fee schedule shall apply:

Portfolio	All Asset Levels
Total Return Trust	0.700%

*	The term Relationship Net Assets shall mean the aggregate net assets of all portfolios of the John Hancock Trust and the John Hancock Funds II that are subadvised by PIMCO. These funds currently include the Total Return Trust, the Real Return Bond Trust and the Global Bond Trust, each a series of the Trust, and the Total Return Fund, the Real Return Bond Fund and the Global Bond Fund, each a series of John Hancock Funds II.
PIMCO is not the Subadviser to the Portfolio
If PIMCO is not the subadviser to the Portfolio, the following fee schedule shall apply:

	First	Excess Over
	$1 Billion	$1 Billion
	of Total Return	of Total Return
Portfolio	Net Assets**	Net Assets**
Total Return Trust	0.700%	0.675%

**	The term Total Return Net Assets includes the net assets of the Portfolio. It also includes with respect to the Portfolio the net assets of the Total Return Fund, a series of John Hancock Funds II but only for the period during which the subadviser for the Portfolio also serves as the subadviser for the Total Return Fund. For purposes of determining Total Return Net Assets and calculating the Advisory Fee, the net assets of the Portfolio are determined as of the close of business on the previous business day of the Trust, and the net assets of the Total Return Trust are determined as of the close of business on the previous business day of that fund.
     The Adviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Total Return Net Assets divided by (ii) Total Return Net Assets (the “Applicable Annual Fee Rate”). The Adviser Fee for each Portfolio shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. Fees shall be paid either by wire transfer or check, as directed by the Adviser.
     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Absolute Return Trust
The Adviser shall serve as investment adviser for the Absolute Return Trust.
The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to the Absolute Return Trust, a fee computed separately for the Absolute Return Trust as follows (the “Adviser Fee”).
The Adviser Fee has two components: (a) a fee on net assets invested in Affiliated Funds (“Affiliated Fund Assets”) and (b) a fee on net assets not invested in Affiliated Funds (“Other Assets”). Affiliated Funds are any fund of John Hancock Trust, John Hancock Funds II and John Hancock Funds III excluding the following John Hancock Trust funds: Money Market Trust B, 500 Index Trust B, International Equity Index Trust B, Bond Index Trust B.
(a) The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of the Absolute Return Trust and the Absolute Return Fund, a series of John Hancock Funds II, (collectively, the “Absolute Return Funds”) determined in accordance with the following schedule, and that rate is applied to the Affiliated Fund Assets of the Absolute Return Trust.
Advisory Fee on Affiliated Fund Assets
Aggregate Net Assets of Absolute Return Funds

First	Excess over
$500 million	$500 million
0.060%	0.050%
(b) The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of the Absolute Return Funds determined in accordance with the following schedule, and that rate is applied to the Other Assets of the Absolute Return Trust.
Advisory Fee on Other Assets
Aggregate Net Assets of Absolute Return Funds

First	Excess over
$500 million	$500 million
0.510%	0.500%
     The term “Aggregate Net Assets of Absolute Return Funds” in the schedule above includes the net assets of the Absolute Return Trust. The term also includes the net assets of the Absolute Return Fund, but only for the period during which the subadviser for the Absolute Return Trust also serves as the subadviser for the Absolute Return Fund and only with respect to the net assets of the Absolute Return Fund that are managed by the subadviser.
     For purposes of determining Aggregate Net Assets of the Absolute Return Funds and calculating the fee on Affiliated Fund Assets and the fee on Other Assets, the net assets of the Absolute Return Trust are determined as of the close of business on the previous business day of the Trust and the net assets of the Absolute Return Fund are determined as of the close of business on the previous business day of John Hancock Funds II. Affiliated Fund Assets and Other Assets are determined as of the close of business on the previous business day of the Trust.
     The fee on Affiliated Fund Assets for the Absolute Return Trust shall be based on the applicable annual Affiliated Funds fee rate for the Absolute Return Trust which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Affiliated Funds Fee Table to the applicable portions of Aggregate Net Assets of Absolute Return Funds divided by (ii) Aggregate Net Assets of Absolute Return Funds (the “Applicable Annual Affiliated Funds Fee Rate”).
     The fee on Other Assets for the Absolute Return Trust shall be based on the applicable annual Other Assets fee rate for the Absolute Return Trust which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Fee Table for Other Assets to the applicable portions of Aggregate Net Assets of Absolute Return Funds divided by (ii) Aggregate Net Assets of Absolute Return Funds (the “Applicable Annual Other Assets Fee Rate”).
     The fee on Affiliated Fund Assets for the Absolute Return Trust shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Affiliated Funds Fee Rate, and multiplying this product by the Affiliated Fund Assets of the Absolute Return Trust. Fees shall be paid either by wire transfer or check, as directed by the Adviser.
     The fee on Other Assets for the Absolute Return Trust shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Other Assets Fee Rate, and multiplying this product by the Other Assets of the Absolute Return Trust. Fees shall be paid either by wire transfer or check, as directed by the Adviser.
     The daily Adviser Fee for the Absolute Return Trust shall be the sum of the daily fee on Affiliated Fund Assets and the daily fee on Other Assets.
     If, with respect to the Absolute Return Trust, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Affiliated Funds Fee Rate or the Applicable Annual Other Assets Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Lifestyle Trusts
     The Adviser shall serve as investment adviser for each Portfolio listed below.
Lifestyle Aggressive Trust
Lifestyle Balanced Trust
Lifestyle Conservative Trust
Lifestyle Growth Trust
Lifestyle Moderate Trust
(collectively, the “Lifestyle Trusts”)
     The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each Lifestyle Trust, a fee computed separately for each Lifestyle Trust as follows (the “Adviser Fee”).
     The Adviser Fee has two components: (a) a fee on net assets invested in Affiliated Funds (“Affiliated Fund Assets”) and (b) a fee on net assets not invested in Affiliated Funds (“Other Assets”). Affiliated Funds are any fund of John Hancock Trust, John Hancock Funds II and John Hancock Funds III excluding the following funds: Money Market Trust B, 500 Index Trust B, International Equity Index Trust B, Bond Index Trust B.
     (a) The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Lifestyle Trusts and all the Lifestyle Portfolios of John Hancock Funds II (as listed below) determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of each Lifestyle Trust.
The Lifestyle Portfolios of John Hancock Funds II are as follows: Lifestyle Aggressive Trust, Lifestyle Balanced Trust, Lifestyle Conservative Trust, Lifestyle Growth Trust and Lifestyle Moderate Trust (the “JHF II Lifestyle Portfolios”).
The Lifestyle Trusts and JHF II Lifestyle Portfolios are collectively referred to as the “Lifestyle Funds.”
Advisory Fee on Affiliated Fund Assets
Aggregate Net Assets of Lifestyle Funds

First	Excess over
$7.5 billion	$7.5 billion
0.050%	0.040%
     (b) The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Lifestyle Funds determined in accordance with the following schedule, and that rate is applied to the Other Assets of each Lifestyle Trust.
Advisory Fee on Other Assets
Aggregate Net Assets of Lifestyle Funds

First	Excess over
$7.5 billion	$7.5 billion
0.500%	0.490%
     With respect to each Lifestyle Trust, the term “Aggregate Net Assets of Lifestyle Funds” in the schedules above include the net assets of the particular Lifestyle Trust. These terms also includes the net assets of each of the other Lifestyle Funds, but in each case only for the period during which the subadviser for the particular Lifestyle

Fund also serves as the subadviser for the other Lifestyle Funds and only with respect to the net assets of such other Lifestyle Funds that are managed by the subadviser.
     For purposes of determining Aggregate Net Assets of Lifestyle Funds and calculating the fee on Affiliated Fund Assets and the fee on Other Assets, the net assets of each Lifestyle Trust are determined as of the close of business on the previous business day of the Trust and the net assets of each Lifestyle Portfolio are determined as of the close of business on the previous business day of John Hancock Funds II. Affiliated Fund Assets and Other Assets are determined as of the close of business on the previous business day of the Trust.
     The fee on Affiliated Fund Assets for each Lifestyle Trust shall be based on the applicable annual Affiliated Funds fee rate for the Lifestyle Trusts which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Fee Table for Affiliated Funds to the applicable portions of Aggregate Net Assets of Lifestyle Funds divided by (ii) Aggregate Net Assets of Lifestyle Funds (the “Applicable Annual Affiliated Funds Fee Rate”).
     The fee on Other Assets for each Lifestyle Trust shall be based on the applicable annual Other Assets fee rate for the Lifestyle Trusts which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Fee Table for Other Assets to the applicable portions of Aggregate Net Assets of Lifestyle Funds divided by (ii) Aggregate Net Assets of Lifestyle Funds (the “Applicable Annual Other Assets Fee Rate”).
     The fee on Affiliated Fund Assets for each Lifestyle Trust shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Affiliated Funds Fee Rate, and multiplying this product by the Affiliated Fund Assets of the Lifestyle Trust. Fees shall be paid either by wire transfer or check, as directed by the Adviser.
     The fee on Other Assets for each Lifestyle Trust shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Other Assets Fee Rate, and multiplying this product by the Other Assets of the Lifestyle Trust. Fees shall be paid either by wire transfer or check, as directed by the Adviser.
     The daily Adviser Fee for each Lifestyle Trust shall be the sum of the daily fee on Affiliated Fund Assets and the daily fee on Other Assets.
     If, with respect to any Lifestyle Trust, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Affiliated Funds Fee Rate or the Applicable Annual Other Assets Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Lifecycle Portfolios
The Adviser shall serve as investment adviser for each Portfolio listed below.
Lifecycle 2010 Portfolio
Lifecycle 2015 Portfolio
Lifecycle 2020 Portfolio
Lifecycle 2025 Portfolio
Lifecycle 2030 Portfolio
Lifecycle 2035 Portfolio
Lifecycle 2040 Portfolio
Lifecycle 2045 Portfolio
Lifecycle 2050 Portfolio
Lifecycle Retirement Portfolio
  (collectively, the “Lifecycle Portfolios”)
     The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each Lifecycle Portfolio, a fee computed separately for each Lifecycle Portfolio as follows (the “Adviser Fee”).
     The Adviser Fee has two components: (a) a fee on net assets invested in Affiliated Funds (“Affiliated Fund Assets”) and (b) a fee on net assets not invested in Affiliated Funds (“Other Assets”). Affiliated Funds are any fund of John Hancock Trust, John Hancock Funds II and John Hancock Funds III excluding the following funds: Money Market Trust B, 500 Index Trust B, International Equity Index Trust B, Bond Index Trust B.
     (a) The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Lifecycle Portfolios and all the Lifecycle Funds of John Hancock Funds II (as listed below) determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of each Lifecycle Portfolio.
The Lifecycle Funds of John Hancock Funds II are as follows: Lifecycle 2010 Portfolio, Lifecycle 2015 Portfolio, Lifecycle 2020 Portfolio, Lifecycle 2025 Portfolio, Lifecycle 2030 Portfolio, Lifecycle 2035 Portfolio, Lifecycle 2040 Portfolio, Lifecycle 2045 Portfolio, Lifecycle 2050 Portfolio, Lifecycle Retirement Portfolio (the “JHF II Lifecycle Funds”).
The Lifecycle Portfolios and JHF II Lifecycle Funds are collectively referred to as the “Lifecycle Trusts.”

Advisory Fee on Affiliated Fund Assets
Aggregate Net Assets of Lifecycle Trusts

First	Excess over
$7.5 billion	$7.5 billion
0.060%	0.050%
     (b) The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Lifecycle Trusts determined in accordance with the following schedule, and that rate is applied to the Other Assets of each Lifecycle Portfolio.
Advisory Fee on Other Assets
Aggregate Net Assets of Lifecycle Trusts

First	Excess over
$7.5 billion	$7.5 billion
0.510%	0.500%
     With respect to each Lifecycle Portfolio, the term “Aggregate Net Assets of Lifecycle Trusts” in the schedules above include the net assets of the particular Lifecycle Portfolio. These terms also includes the net assets of each of the other Lifecycle Trusts, but in each case only for the period during which the subadviser for the particular Lifecycle Trust also serves as the subadviser for the other Lifecycle Trusts and only with respect to the net assets of such other Lifecycle Trusts that are managed by the subadviser.
     For purposes of determining Aggregate Net Assets of the Lifecycle Trusts and calculating the fee on Affiliated Fund Assets and the fee on Other Assets, the net assets of each Lifecycle Portfolio are determined as of the close of business on the previous business day of the Trust and the net assets of each JHF II Lifecycle Fund are determined as of the close of business on the previous business day of John Hancock Funds II. Affiliated Fund Assets and Other Assets are determined as of the close of business on the previous business day of the Trust.
     the net assets of each Lifecycle Portfolio invested in Affiliated Funds and the net assets of each Lifecycle Portfolio invested in Other Assets are determined as of the close of business on the previous business day of the Trust.
     The fee on Affiliated Fund Assets for each Lifecycle Portfolio shall be based on the applicable annual Affiliated Funds fee rate for the Lifecycle Trusts which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Fee Table for Affiliated Funds to the applicable portions of Aggregate Net Assets of Lifecycle Trusts divided by (ii) Aggregate Net Assets of Lifecycle Trusts (the “Applicable Annual Affiliated Funds Fee Rate”).
     The fee on Other Assets for each Lifecycle Portfolio shall be based on the applicable annual Other Assets fee rate for the Lifecycle Trusts which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Fee Table for Other Assets to the applicable portions of Aggregate Net Assets of Lifecycle Trusts divided by (ii) Aggregate Net Assets of Lifecycle Trusts (the “Applicable Annual Other Assets Fee Rate”).
     The fee on Affiliated Fund Assets for each Lifecycle Portfolio shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Affiliated Funds Fee Rate, and multiplying this product by the Affiliated Fund Assets of the Lifecycle Portfolio. Fees shall be paid either by wire transfer or check, as directed by the Adviser.

     The fee on Other Assets for each Lifecycle Portfolio shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Other Assets Fee Rate, and multiplying this product by the Other Assets of the Lifecycle Portfolio. Fees shall be paid either by wire transfer or check, as directed by the Adviser.
     The daily Adviser Fee for each Lifecycle Portfolio shall be the sum of the daily fee on Affiliated Fund Assets and the daily fee on Other Assets.
     If, with respect to any Lifecycle Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Affiliated Funds Fee Rate or the Applicable Annual Other Assets Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Franklin Templeton Founding Allocation Trust
The Adviser shall serve as investment adviser for the Franklin Templeton Founding Allocation Trust.
The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to the Franklin Templeton Founding Allocation Trust, a fee computed separately for the Franklin Templeton Founding Allocation Trust as follows (the “Adviser Fee”):
The Adviser Fee has two components: (a) a fee on net assets invested in Affiliated Funds (“Affiliated Fund Assets”) and (b) a fee on net assets not invested in Affiliated Funds (“Other Assets”). Affiliated Funds are any fund of John Hancock Trust, John Hancock Funds II and John Hancock Funds III excluding the following John Hancock Trust funds: Money Market Trust B, 500 Index Trust B, International Equity Index Trust B, Bond Index Trust B.
(a) The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the net assets of the Franklin Templeton Founding Allocation Trust determined in accordance with the following schedule, and that rate is applied to the Affiliated Fund Assets of the Franklin Templeton Founding Allocation Trust.
Advisory Fee on Affiliated Fund Assets
Net Assets of the Franklin Templeton Founding Allocation Trust

First	Excess over
$500 million	$500 million
0.050%	0.040%
(b) The fee on Other Assets is stated as an annual percentage of the current value of the net assets of the Franklin Templeton Founding Allocation Trust determined in accordance with the following schedule, and that rate is applied to the Other Assets of the Franklin Templeton Founding Allocation Trust.
Advisory Fee on Other Assets
Net Assets of the Franklin Templeton Founding Allocation Trust

First	Excess over
$500 million	$500 million
0.500%	0.490%
     For purposes of determining Net Assets of the Franklin Templeton Founding Allocation Trust and calculating the fee on Affiliated Fund Assets and the fee on Other Assets, the net assets of the Franklin Templeton Founding Allocation Trust, Affiliated Fund Assets and Other Assets are determined as of the close of business on the previous business day of the Trust.
     The fee on Affiliated Fund Assets for the Franklin Templeton Founding Allocation Trust shall be based on the applicable annual Affiliated Funds fee rate for the Franklin Templeton Founding Allocation Trust which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Affiliated Funds Fee Table to the applicable portions of Net Assets of the Franklin Templeton Founding Allocation Trust divided by (ii) Net Assets of the Franklin Templeton Founding Allocation Trust (the “Applicable Annual Affiliated Funds Fee Rate”).
     The fee on Other Assets for the Franklin Templeton Founding Allocation Trust shall be based on the applicable annual Other Assets fee rate for the Franklin Templeton Founding Allocation Trust which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Fee Table for Other Assets to the applicable portions of Net Assets of the Franklin Templeton Founding Allocation Trust divided by (ii) Net Assets of the Franklin Templeton Founding Allocation Trust (the “Applicable Annual Other Assets Fee Rate”).

     The fee on Affiliated Fund Assets for the Franklin Templeton Founding Allocation Trust shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Affiliated Funds Fee Rate, and multiplying this product by the Affiliated Fund Assets of the Franklin Templeton Founding Allocation Trust. Fees shall be paid either by wire transfer or check, as directed by the Adviser.
     The fee on Other Assets for the Franklin Templeton Founding Allocation Trust shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Other Assets Fee Rate, and multiplying this product by the Other Assets of the Franklin Templeton Founding Allocation Trust. Fees shall be paid either by wire transfer or check, as directed by the Adviser.
     The daily Adviser Fee for the Franklin Templeton Founding Allocation Trust shall be the sum of the daily fee on Affiliated Fund Assets and the daily fee on Other Assets.
     If, with respect to the Franklin Templeton Founding Allocation Trust, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Affiliated Funds Fee Rate or the Applicable Annual Other Assets Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date of such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Index Allocation Trust
The Adviser shall serve as investment adviser for the Index Allocation Trust.
The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to the Index Allocation Trust, a fee computed separately for the Index Allocation Trust as follows (the “Adviser Fee”).
The Adviser Fee has two components: (a) a fee on net assets invested in Affiliated Funds (“Affiliated Fund Assets”) and (b) a fee on net assets not invested in Affiliated Funds (“Other Assets”). Affiliated Funds are any fund of John Hancock Trust, John Hancock Funds II and John Hancock Funds III excluding the following John Hancock Trust funds: Money Market Trust B, 500 Index Trust B, International Equity Index Trust B, Bond Index Trust B. The term “Aggregate Net Assets” means the sum of Affiliated Fund Assets and Other Assets.
(a) Fee on Affiliated Fund Assets
The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the Aggregate Net Assets of the Index Allocation Trust determined in accordance with the following schedule, and that annual percentage rate is applied to the Affiliated Fund Assets of the Index Allocation Trust.
Aggregate Net Assets of the Index Allocation Trust

First	Excess over
$500 million	$500 million
0.050%	0.040%
(b) Fee on Other Assets
The fee on Other Assets is stated as an annual percentage of the current value of the Aggregate Net Assets of the Index Allocation Trust determined in accordance with the following schedule, and that annual percentage rate is applied to the Other Assets of the Index Allocation Trust.
Aggregate Net Assets of the Index Allocation Trust

First	Excess over
$500 million	$500 million
0.500%	0.490%
Calculation and Payment of Adviser Fee
For purposes of calculating the Adviser Fee, Aggregate Net Assets, Affiliated Fund Assets and Other Assets of the Index Allocation Trust are determined as of the close of business on the previous business day of the Trust.
The annual percentage rate to be applied under (a) above to Affiliated Fund Assets and under (b) above to Other Assets shall be determined in each case by applying the applicable schedule of rates to the applicable portions (as determined by breakpoints) of Aggregate Net Assets and dividing the sum of the amounts so determined by the amount of Aggregate Net Assets.
The fee on Affiliated Fund Assets under (a) above and the fee on Other Assets under (b) above shall each be accrued and paid daily to the Adviser (by wire transfer or check as directed by the Adviser) for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual percentage rate as determined under (2) above, and multiplying this product by Affiliated Fund Assets for purposes of (a) and by Other Assets for purposes of (b).
The daily Adviser Fee for the Index Allocation Trust shall be the sum of the daily fee on Affiliated Fund Assets and the daily fee on Other Assets.

If, with respect to the Index Allocation Trust, this Agreement becomes effective or terminates, or if the manner of determining the annual percentage rates for Affiliated Fund Assets or Other Assets changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

APPENDIX B
[not applicable]